UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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TIMBER PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! TIMBER PHARMACEUTICALS, INC. 2021 Annual Meeting Vote by June 2, 2021 11:59 PM ET TIMBER PHARMACEUTICALS, INC. 110 ALLEN ROAD, SUITE 401 BASKING RIDGE, NEW JERSEY 07920 D52710-P52152 You invested in TIMBER PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 3, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 3, 2021 1:00 PM, EDT Virtually at: www.virtualshareholdermeeting.com/TMBR2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D52711-P52152 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. To elect six directors to the Board of Directors to hold office for the following year until their successors are elected. Nominees: 01) John Koconis04) Gianluca Pirozzi 02) Zachary Rome05) Lubor Gaal 03) Edward J. Sitar06) David Cohen For 2. To approve an amendment to the Company’s 2020 Omnibus Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 2,056,130 to 4,668,319. For 3. To vote, on an advisory basis, on the compensation of the Company’s named executive officers. For 4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. For 5. To transact any other business that may properly come before the meeting or any adjournment thereof.